EXHIBIT 10.13

AMENDMENTS TO CHANGE IN CONTROL AGREEMENTS

AMENDATORY AGREEMENT

This AMENDATORY AGREEMENT (the “Amendatory Agreement”) is made and entered into as of the 10th day of March     , 2003 by and among Lakeland Bancorp, Inc. (the “Holding Company”), a New Jersey corporation which maintains its principal office at 1 Lakeland Plaza, Newfoundland, New Jersey 07435, Lakeland Bank (the “Bank”), a New Jersey chartered commercial bank, with an office at 1 Lakeland Plaza, Newfoundland, New Jersey 07435 (the Holding Company and the Bank are collectively referred to herein as the “Company”) and Robert A. Vandenbergh (the “Executive”).

WITNESSETH :

WHEREAS, as of March 1, 2001, the Company and the Executive entered into a Change in Control Agreement (the “Agreement”) which provides for certain terms and conditions of the Executive’s employment in the event of a “Change in Control” (as defined therein); and

WHEREAS, under the Agreement, the term of the Executive’s employment, upon a Change in Control, becomes fixed for a period of time (the “Contract Period”) ending on the earliest of the Executive’s death, the Executive’s attainment of age sixty-five or the first anniversary of the date of the Change in Control; and

WHEREAS, the Company and the Executive desire to amend the Agreement to provide, among other things, that the Contract Period will end no earlier than the second anniversary of the date of a Change in Control, provided that the Executive does not attain age sixty-five or dies within such two year period and that the lump sum amount payable thereunder in the event of the Executive’s termination under certain circumstances following a Change in Control be equal to two times covered compensation (rather than one times); and

WHEREAS, the Agreement may be amended by a writing executed by the Company and the Executive pursuant to Section 16 thereunder;

NOW, THEREFORE, the Company and the Executive hereby agree that, effective as of the date first above written, the Agreement is amended as follows:

FIRST

Paragraph c. of Section 1 of the Agreement is hereby amended, to read as follows:

c. Contract Period. “Contract Period” shall mean the period commencing on the day immediately preceding a Change in Control and ending on the earliest of (i) the second anniversary of the Change in Control, (ii) the date the Executive would attain age 65, or (iii) the death of the Executive.

SECOND

Section 4 is hereby amended in its entirety, to read as follows:

4. Cash Compensation. The Company shall pay to the Executive salary and bonus compensation for his services during the Contract Period as follows:

a. Annual Salary. An annual salary equal to the annual salary in effect immediately prior to the Change in Control. The annual salary shall be payable in installments in accordance with the Company’s usual payroll method. The annual salary shall not be reduced during the Contract Period.

b. Annual Bonus. An annual cash bonus equal to the highest annual bonus paid to the Executive during the three most recent fiscal years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

THIRD

The second sentence of the first paragraph of Section 9 is hereby amended by substituting “two” for “one” where the latter appears therein.

FOURTH

Except as specifically provided herein to the contrary, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendatory Agreement to be executed and the Executive has hereunto set his hand, all as of the date first above written.

/S/ ROBERT A. VANDENBERGH Robert A. Vandenbergh

WITNESS:

/S/ JULIA STACHURA

LAKELAND BANCORP, INC.

	By:	/S/ ROGER BOSMA
Roger Bosma, President

WITNESS:

/S/ JULIA STACHURA

LAKELAND BANK

	By:	/S/ ROGER BOSMA
Roger Bosma, President

WITNESS:

/S/ JULIA STACHURA

AMENDATORY AGREEMENT

This AMENDATORY AGREEMENT (the “Amendatory Agreement”) is made and entered into as of the 10th day of March , 2003 by and among Lakeland Bancorp, Inc. (the “Holding Company”), a New Jersey corporation which maintains its principal office at 1 Lakeland Plaza, Newfoundland, New Jersey 07435, Lakeland Bank (the “Bank”), a New Jersey chartered commercial bank, with an office at 1 Lakeland Plaza, Newfoundland, New Jersey 07435 (the Holding Company and the Bank are collectively referred to herein as the “Company”) and Louis E. Luddecke (the “Executive”).

WITNESSETH :

WHEREAS, as of March 6, 2001, the Company and the Executive entered into a Change in Control Agreement (the “Agreement”) which provides for certain terms and conditions of the Executive’s employment in the event of a “Change in Control” (as defined therein); and

WHEREAS, under the Agreement, the term of the Executive’s employment, upon a Change in Control, becomes fixed for a period of time (the “Contract Period”) ending on the earliest of the Executive’s death, the Executive’s attainment of age sixty-five or the first anniversary of the date of the Change in Control; and

WHEREAS, the Company and the Executive desire to amend the Agreement to provide, among other things, that the Contract Period will end no earlier than the second anniversary of the date of a Change in Control, provided that the Executive does not attain age sixty-five or dies within such two year period and that the lump sum amount payable thereunder in the event of the Executive’s termination under certain circumstances following a Change in Control be equal to two times covered compensation (rather than one times); and

WHEREAS, the Agreement may be amended by a writing executed by the Company and the Executive pursuant to Section 16 thereunder;

NOW, THEREFORE, the Company and the Executive hereby agree that, effective as of the date first above written, the Agreement is amended as follows:

FIRST

Paragraph c. of Section 1 of the Agreement is hereby amended, to read as follows:

c. Contract Period. “Contract Period” shall mean the period commencing on the day immediately preceding a Change in Control and ending on the earliest of (i) the second anniversary of the Change in Control, (ii) the date the Executive would attain age 65, or (iii) the death of the Executive.

SECOND

Section 4 is hereby amended in its entirety, to read as follows:

4. Cash Compensation. The Company shall pay to the Executive salary and bonus compensation for his services during the Contract Period as follows:

a. Annual Salary. An annual salary equal to the annual salary in effect immediately prior to the Change in Control. The annual salary shall be payable in installments in accordance with the Company’s usual payroll method. The annual salary shall not be reduced during the Contract Period.

b. Annual Bonus. An annual cash bonus equal to the highest annual bonus paid to the Executive during the three most recent fiscal years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

THIRD

The second sentence of the first paragraph of Section 9 is hereby amended by substituting “two” for “one” where the latter appears therein.

FOURTH

Except as specifically provided herein to the contrary, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendatory Agreement to be executed and the Executive has hereunto set his hand, all as of the date first above written.

/S/ LOUIS E. LUDDECKE Louis E. Luddecke

WITNESS:

/S/ JULIA STACHURA

LAKELAND BANCORP, INC.

	By:	/S/ ROGER BOSMA
Roger Bosma, President

WITNESS:
/S/ JULIA STACHURA

LAKELAND BANK

	By:	/S/ ROGER BOSMA
Roger Bosma, President

WITNESS:

/S/ JULIA STACHURA

AMENDATORY AGREEMENT

This AMENDATORY AGREEMENT (the “Amendatory Agreement”) is made and entered into as of the 10th day of March , 2003 by and among Lakeland Bancorp, Inc. (the “Holding Company”), a New Jersey corporation which maintains its principal office at 1 Lakeland Plaza, Newfoundland, New Jersey 07435, Lakeland Bank (the “Bank”), a New Jersey chartered commercial bank, with an office at 1 Lakeland Plaza, Newfoundland, New Jersey 07435 (the Holding Company and the Bank are collectively referred to herein as the “Company”) and Joseph F. Hurley (the “Executive”).

WITNESSETH :

WHEREAS, as of March 1, 2001, the Company and the Executive entered into a Change in Control Agreement (the “Agreement”) which provides for certain terms and conditions of the Executive’s employment in the event of a “Change in Control” (as defined therein); and

WHEREAS, under the Agreement, the term of the Executive’s employment, upon a Change in Control, becomes fixed for a period of time (the “Contract Period”) ending on the earliest of the Executive’s death, the Executive’s attainment of age sixty-five or the first anniversary of the date of the Change in Control; and

WHEREAS, the Company and the Executive desire to amend the Agreement to provide, among other things, that the Contract Period will end no earlier than the second anniversary of the date of a Change in Control, provided that the Executive does not attain age sixty-five or dies within such two year period and that the lump sum amount payable thereunder in the event of the Executive’s termination under certain circumstances following a Change in Control be equal to two times covered compensation (rather than one times); and

WHEREAS, the Agreement may be amended by a writing executed by the Company and the Executive pursuant to Section 16 thereunder;

NOW, THEREFORE, the Company and the Executive hereby agree that, effective as of the date first above written, the Agreement is amended as follows:

FIRST

Paragraph c. of Section 1 of the Agreement is hereby amended, to read as follows:

c. Contract Period. “Contract Period” shall mean the period commencing on the day immediately preceding a Change in Control and ending on the earliest of (i) the second anniversary of the Change in Control, (ii) the date the Executive would attain age 65, or (iii) the death of the Executive.

SECOND

Section 4 is hereby amended in its entirety, to read as follows:

4. Cash Compensation. The Company shall pay to the Executive salary and bonus compensation for his services during the Contract Period as follows:

a. Annual Salary. An annual salary equal to the annual salary in effect immediately prior to the Change in Control. The annual salary shall be payable in installments in accordance with the Company’s usual payroll method. The annual salary shall not be reduced during the Contract Period.

b. Annual Bonus. An annual cash bonus equal to the highest annual bonus paid to the Executive during the three most recent fiscal years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

THIRD

The second sentence of the first paragraph of Section 9 is hereby amended by substituting “two” for “one” where the latter appears therein.

FOURTH

Except as specifically provided herein to the contrary, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendatory Agreement to be executed and the Executive has hereunto set his hand, all as of the date first above written.

/S/ JOSEPH F. HURLEY Joseph F. Hurley

WITNESS:

/S/ JULIA STACHURA

LAKELAND BANCORP, INC.

	By:	/S/ ROGER BOSMA
Roger Bosma, President

WITNESS:

/S/ JULIA STACHURA

LAKELAND BANK

	By:	/S/ ROGER BOSMA
Roger Bosma, President

WITNESS:

/S/ JULIA STACHURA

AMENDATORY AGREEMENT

This AMENDATORY AGREEMENT (the “Amendatory Agreement”) is made and entered into as of the 10th day of March , 2003 by and among Lakeland Bancorp, Inc. (the “Holding Company”), a New Jersey corporation which maintains its principal office at 1 Lakeland Plaza, Newfoundland, New Jersey 07435, Lakeland Bank (the “Bank”), a New Jersey chartered commercial bank, with an office at 1 Lakeland Plaza, Newfoundland, New Jersey 07435 (the Holding Company and the Bank are collectively referred to herein as the “Company”) and Jeffrey J. Buonforte (the “Executive”).

WITNESSETH :

WHEREAS, as of March 7, 2001, the Company and the Executive entered into a Change in Control Agreement (the “Agreement”) which provides for certain terms and conditions of the Executive’s employment in the event of a “Change in Control” (as defined therein); and

WHEREAS, under the Agreement, the term of the Executive’s employment, upon a Change in Control, becomes fixed for a period of time (the “Contract Period”) ending on the earliest of the Executive’s death, the Executive’s attainment of age sixty-five or the first anniversary of the date of the Change in Control; and

WHEREAS, the Company and the Executive desire to amend the Agreement to provide, among other things, that the Contract Period will end no earlier than the second anniversary of the date of a Change in Control, provided that the Executive does not attain age sixty-five or dies within such two year period and that the lump sum amount payable thereunder in the event of the Executive’s termination under certain circumstances following a Change in Control be equal to two times covered compensation (rather than one times); and

WHEREAS, the Agreement may be amended by a writing executed by the Company and the Executive pursuant to Section 16 thereunder;

NOW, THEREFORE, the Company and the Executive hereby agree that, effective as of the date first above written, the Agreement is amended as follows:

FIRST

Paragraph c. of Section 1 of the Agreement is hereby amended, to read as follows:

c. Contract Period. “Contract Period” shall mean the period commencing on the day immediately preceding a Change in Control and ending on the earliest of (i) the second anniversary of the Change in Control, (ii) the date the Executive would attain age 65, or (iii) the death of the Executive.

SECOND

Section 4 is hereby amended in its entirety, to read as follows:

4. Cash Compensation. The Company shall pay to the Executive salary and bonus compensation for his services during the Contract Period as follows:

a. Annual Salary. An annual salary equal to the annual salary in effect immediately prior to the Change in Control. The annual salary shall be payable in installments in accordance with the Company’s usual payroll method. The annual salary shall not be reduced during the Contract Period.

b. Annual Bonus. An annual cash bonus equal to the highest annual bonus paid to the Executive during the three most recent fiscal years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

THIRD

The second sentence of the first paragraph of Section 9 is hereby amended by substituting “two” for “one” where the latter appears therein.

FOURTH

Except as specifically provided herein to the contrary, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendatory Agreement to be executed and the Executive has hereunto set his hand, all as of the date first above written.

/S/ JEFFREY J. BUONFORTE Jeffrey J. Buonforte

WITNESS:

/S/ JULIA STACHURA

LAKELAND BANCORP, INC.

	By:	/S/ ROGER BOSMA
Roger Bosma, President

WITNESS:

/S/ JULIA STACHURA

LAKELAND BANK
	By:	/S/ ROGER BOSMA
Roger Bosma, President

WITNESS:

/S/ JULIA STACHURA